Exhibit 99.1

U.S. DEPARTMENT OF EDUCATION LIFTS GROWTH RESTRICTIONS

SAYS CAREER EDUCATION CORPORATION

DOE Lifts Restrictions On Company’s Ability to Acquire Schools and Open New Campuses

HOFFMAN ESTATES, Ill., January 22, 2007 (BUSINESS WIRE) — Career Education Corporation (NASDAQ: CECO) said today that the company has received a notice from the United States Department of Education (“DOE”) that it has lifted restrictions imposed in June of 2005 that had prevented the company from domestic acquisitions of schools and had restricted its ability to open additional domestic campuses.

“Career Education has put forth a tremendous effort in restructuring our compliance and financial aid processes, and full compliance remains our top priority,” said Robert E. Dowdell, interim chairman and CEO of Career Education Corporation.  “Our employees deserve our deep gratitude for their teamwork and efforts to address the issues raised by the Department.”

The lifting of restrictions by the DOE follows its approval in August 2006 of CEC’s applications for new International Academy of Design and Technology campus locations in San Antonio, TX and Sacramento, CA to participate in Title IV Programs.  Those campuses are currently scheduled to open in late spring of 2007.

“We will be carefully and selectively evaluating other expansion opportunities and look forward to pursuing those opportunities in cooperation with the Department.” said Dowdell.

About Career Education Corporation

The colleges, schools and universities that are part of the Career Education Corporation (CEC) family currently offer high quality education to approximately 100,000 students across the world in a variety of career-oriented disciplines. The 80-plus campuses that now serve these students are located throughout the U.S., and in Canada, France, and the United Kingdom, and offer doctoral, master’s, bachelor’s, and associate degrees and diploma and certificate programs. Many students attend the fully online educational platforms offered by American InterContinental University Online and Colorado Technical University Online.

Career Education is an industry leader whose gold-standard brands are recognized globally. Those brands include, among others, the Le Cordon Bleu Schools North America; the Harrington College of Design; the Brooks Institute of Photography; the Katharine Gibbs Schools; American InterContinental University; Colorado Technical University and Sanford-Brown Institutes and Colleges. The mission of CEC, through its schools, its educators, and its employees is education — their primary goal, to enable students to graduate successfully and pursue rewarding careers.

Except for the historical and present factual information contained herein, the matters set forth in this release, including statements identified by words such as “anticipate,” “believe,” “plan,” “expect,” “intend,” “project,” “will,” and similar expressions, are forward-looking statements as defined in Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on information currently available to us and are subject to various risks, uncertainties, and other factors that could cause our actual growth, results of operations, performance and business prospects, and opportunities to differ materially from those expressed in, or implied by, these statements. Except as expressly required by federal securities laws, we undertake no obligation to update such factors or to publicly announce the results of any of the forward-looking statements contained herein to reflect future events, developments, or changed circumstances or for any other reason. These risks and uncertainties, the outcome of which could materially and adversely affect our financial condition and operations, include, but are not limited to, the following: future financial and operational results, including the impact of the impairment of goodwill and other intangible assets; risks related to our ability to comply with accrediting agency requirements or obtain accrediting agency approvals, including the adverse impact of negative publicity concerning the continued probation status of American InterContinental University and ongoing review by its accrediting body; risks related to our ability to comply with, and the impact of changes in, legislation and regulations that affect our ability to participate in student financial aid programs; costs, risks, and effects of legal and administrative proceedings and investigations and governmental regulations, including the pending Securities and Exchange Commission and Justice Department investigations and class action, derivative, and other lawsuits; risks related to our ability to manage and continue growth; risks related to the sale of any campuses; risks related to competition, general economic conditions, and other risk factors relating to our industry and business and the risk factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2005, and from time to time in our other reports filed with the Securities and Exchange Commission.

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Media:	Lynne Baker
847/851-7006

Investors:	Karen King
847/585-3899

www.careered.com